Exhibit 10.05(a)

                             FORM OF AMENDMENT NO. 1
                                       TO
                     AMENDED AND RESTATED CUSTOMER AGREEMENT



                  WHEREAS, MORGAN STANLEY CHARTER MILLBURN L.P., a Delaware limited partnership (the "Customer"), and MORGAN STANLEY DW INC., a Delaware corporation ("Morgan Stanley DW"), have agreed to amend the Amended and Restated Customer Agreement, dated as of November 13, 2000 (the "Customer Agreement"), by and between the Customer and Morgan Stanley DW, to reduce the brokerage fee payable to Morgan Stanley DW.


                  WHEREAS, all provisions contained in the Customer Agreement remain in full force and effect and are modified only to the extent necessary to provide for the amendment set forth below.

                  NOW, THEREFORE, the parties hereto hereby amend the Customer Agreement as follows:

                  1. The brokerage fee percentage referred to in the first paragraph of Section 5 of the Customer Agreement is hereby reduced to 1/12 of 6.25%. (a 6.25% annual rate).

                  2. The foregoing change shall take effect as of August 1, 2003.



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                  IN WITNESS WHEREOF, this Amendment to the Customer Agreement has been executed for and on behalf of the undersigned as of the 31st day of July, 2003.


                                            MORGAN STANLEY CHARTER MILLBURN L.P.

                                            By: Demeter Management Corporation,
                                                General Partner


                                            By:________________________________
                                                Name: Jeffrey A. Rothman
                                                Title:  President



                                            MORGAN STANLEY DW INC.


                                            By:________________________________
                                                 Name:  Jeffrey A. Rothman
                                                 Title:  Executive Director